UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 21, 2013
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At their meetings held on November 21, 2013, the Boards of Directors of IDACORP, Inc. ("IDACORP") and Idaho Power Company (“Idaho Power”) took several actions in furtherance of the companies' existing succession plans, including the appointment of several existing IDACORP and Idaho Power executive officers to new executive officer positions, with each appointment to be effective as of the dates stated below. The appointments were made in light of J. LaMont Keen, President and Chief Executive Officer of IDACORP and Chief Executive Officer of Idaho Power, announcing on November 21, 2013, his plans to retire from IDACORP and Idaho Power, effective as of the dates stated below, after nearly 40 years of service to Idaho Power. The appointments and other announcements were as follows:

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J. LaMont Keen, age 61, has been the President and Chief Executive Officer of IDACORP since July 2006 and Chief Executive Officer of Idaho Power since November 2005 (and President of Idaho Power from March 2002 to December 2011). He announced that he will retire from all officer positions at Idaho Power effective December 31, 2013, but to help ensure an effective transition will continue as the President and Chief Executive Officer of IDACORP until his retirement as an IDACORP officer on April 30, 2014. He will retain his role as a member of the Boards of Directors of IDACORP and Idaho Power following his retirement.

•
Darrel T. Anderson, Executive Vice President - Administrative Services and Chief Financial Officer of IDACORP since October 2009 and President and Chief Financial Officer of Idaho Power since January 2012, will assume the role of President and Chief Executive Officer of Idaho Power effective January 1, 2014, and will assume the role of President and Chief Executive Officer of IDACORP effective May 1, 2014. Mr. Anderson, age 55, also served as the Executive Vice President - Administrative Services and Chief Financial Officer of Idaho Power from October 2009 to December 2011 and as the Senior Vice President - Administrative Services and Chief Financial Officer of IDACORP and Idaho Power from July 2004 to September 2009. Mr. Anderson will also remain as a member of the Boards of Directors of IDACORP and Idaho Power.

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Steven R. Keen, Vice President - Finance and Treasurer of IDACORP since June 2010 and Senior Vice President - Finance and Treasurer of Idaho Power since January 2012, will assume the role of Senior Vice President, Chief Financial Officer, and Treasurer of Idaho Power effective January 1, 2014, and will assume the role of Senior Vice President, Chief Financial Officer, and Treasurer of IDACORP effective May 1, 2014. Mr. Steven Keen, age 53, also served as the Vice President and Treasurer of IDACORP and Idaho Power from June 2006 to May 2010, and as the Vice President - Finance and Treasurer of Idaho Power from June 2010 to December 2011. Mr. Steven Keen is the brother of Mr. LaMont Keen.

The boards of directors did not make any changes to the compensation, severance, or other benefit arrangements for Mr. LaMont Keen, Mr. Anderson, or Mr. Steven Keen at their November 21, 2013 meetings, instead reserving the determination and effectiveness of any such changes for a subsequent date.

Item 7.01 Regulation FD Disclosure.

On November 21, 2013, IDACORP issued a press release relating to the retirement announcement and related executive officer appointments described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are being furnished as part of this report.

Exhibit Number	Description

99.1	IDACORP press release dated November 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  November 21, 2013

IDACORP, INC.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDACORP press release dated November 21, 2013